Exhibit 99.1

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MAY

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MAY

The May Department Stores Company

Lord & Taylor
Famous Barr
Filene's
Foley's
Hecht's
Kaufmann's
LS Ayres
Marshall Field's
Meier & Frank
Robinsons May
Strawbridges
The Jones Store
David's Bridal
After Hours Formalwear
Priscilla of Boston

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MAY

MARSHALL FIELD'S

Acquisition

    [Merchandise Photo]

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MAY

MARSHALL FIELD'S

62 Stores

     [Map]

Department Stores

May - 438

Marshall Field's - 62

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MAY

STRATEGIC RATIONALE

- Chicago, Minneapolis and Detroit

- 2003 revenues: $2.6 billion

- 2003 EBIT: $107 million

- Expense and merchandise synergies

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MAY

FINANCIAL PERFORMANCE

            2003

ROE         15.8%

Sales      $13.3 Billion

EPS*       $1.98

Cash Flow  $ 1.7 Billion

* before restructuring expenses and tax credit

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MAY

CAPITAL STRUCTURE

- $3.2 billion cash purchase

- Long-term debt: $2.2 billion

- Short-term debt and cash: $1 billion

- Impact on debt/capital

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MAY

STRONG CASH FLOW

- Investing $600 million

- Reducing debt

- Dividends

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MAY

DIVIDENDS

- 97 cents per share

- Increased for 29 years

- Uninterrupted for 93 years

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MAY

GROWTH

- Department stores

- Bridal Group

- Other opportunities

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MAY

INITIATIVES

- Differentiated merchandise

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MAY

NEWNESS AND FASHION

Genuine and Faux Fur

     [Merchandise Photo]

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MAY

NEWNESS AND FASHION

Ponchos and Argyles

     [Merchandise Photo]

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MAY

PROPRIETARY BRANDS

Karen Scott
i.e.
All Mine
Exceed
Q & A
Marsh Landing
John Ashford
Erika Taylor Intimates
Brandini
Amanda Smith
Valerie Stevens
Christie Brooks
Just Friends
Ideology
Sun Covers
Pacer by Karen Scott
Emerge
Moonbeams
Lord & Taylor
Grant Thomas
Metropolitan by Lord & Taylor
Context
Angel Fish
Global I.D.
Spotted Frog
Identity by Lord & Taylor
Kate Hill
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MAY

PROPRIETARY BRANDS

Ideology

     [Merchandise Photo]

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MAY

PROPRIETARY BRANDS

i.e. and i.e. relaxed

     [Merchandise Photo]

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MAY

PROPRIETARY BRANDS

Valerie Stevens Cashmere

     [Merchandise Photo]

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MAY

PROPRIETARY BRANDS

Brandini

     [Merchandise Photo]

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MAY

PROPRIETARY BRANDS

Hotel Suite

     [Merchandise Photo]

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MAY

PROPRIETARY BRANDS

House Beautiful

     [Merchandise Photo]

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MAY

TRAFFICE GENERATORS

Tech Gift Centers

     [Merchandise Photo]

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MAY

Giftables

     [Merchandise Photo]

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MAY

INITIATIVES

- Differentiated merchandise

- Grow better segments

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MAY

GROW BETTER SEGMENTS

Michael by Michael Kors

     [Merchandise Photo]

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MAY

GROW BETTER SEGMENTS

Lauren Ralph Lauren

     [Merchandise Photo]

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MAY

GROW BETTER SEGMENTS

Calvin Klein and Jones Signature

     [Merchandise Photo]

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MAY

GROW BETTER SEGMENTS

Calvin Klein and Michael Kors

     [Merchandise Photo]

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MAY

INITIATIVES

- Differentiated merchandise

- Grow better segments

- Grow younger businesses
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MAY

GROW YOUNGER BUSINESSES

- 19-30 year olds

- 31-44 year olds

     [Merchandise Photo]

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MAY

GROW YOUNGER BUSINESSES

Proprietary Brands

- Ideology

- i.e.

- Brandini

     [Merchandise Photo]

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MAY

GROW YOUNGER BUSINESSES

Bridal Group

     [Merchandise Photo]

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MAY

IMAGINATION!

- Casual

- Tailored

     [Graphic: Floor Layout]

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MAY

IMAGINATION!

     [Occasion Merchandising Photo]

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MAY

IMAGINATION!

     [Occasion Merchandising Photo]

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MAY

INITIATIVES

- Differentiate merchandise

- Grow better segments

- Grow younger businesses

- Easier, faster, more enjoyable shopping

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MAY

BETTER EDITED MERCHANDISE

Wider Aisles and More Open Departments

     [Floor Layout Photo]
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MAY

MORE FASION GUIDANCE

Assemble Outfits and Translate Trends

     [Merchandise Photo]

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MAY

MORE INFORMATION

Directional Signage and Price Checkers

     [Photo]

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MAY

EASIER TRANSACTIONS

Smart Terminals

     [Photo]

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MAY

LORD & TAYLOR

- Repositioning as upscale retailer

- Distinctive fashion and style

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MAY

LORD & TAYLOR

- 32 stores to be divested

- 19 stores to be closed by year-end

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MAY

LORD & TAYLOR

     [Map]

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MAY

BRIDAL GROUP

David's Bridal

After Hours Formalwear

Priscilla of Boston

     [Merchandise Photo]

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     [Bridal Merchandise Photo]

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MAY

EXPENSE MANAGEMENT

- Strong financial disciplines

- Culture of continuous improvement

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MAY

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